________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 25, 1998

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     333-49015                 13-3836437
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

   245 Park Avenue
  New York, New York                                            10167
---------------------                                        ----------
(Address of Principal                                        (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

________________________________________________________________________________

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)       Financial Statements of businesses acquired.

          Not applicable.

(b)       Pro Forma financial information.

          Not applicable.

(c)       Exhibit No.                     Description
          ----------                      -----------

              25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                          Exhibit 25.1 of Registration Statement
                                          on  Form  S-3 of  Bear  Stearns  Asset
                                          Backed Securities,  Inc., filed on May
                                          12, 1998 (File No. 333-49015)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.

                                          By:   /s/ Jonathan Lieberman
                                               ---------------------------------
                                                    Jonathan Lieberman
                                                    Vice President


Dated: September 25, 1998

Exhibit Index
-------------

Exhibit             Description                                             Page
-------             -----------                                             ----
  25                Form T-1 Statement of Eligibility under                   6
                    the  Trust  Indenture  Act of 1939,  as
                    amended.  (Certain exhibits to Form T-1
                    are   incorporated   by   reference  to
                    Exhibit 25.1 of Registration  Statement
                    on  Form  S-3  of  Bear  Stearns  Asset
                    Backed  Securities,  Inc.  filed on May
                    12, 1998 (File No. 333-49015)).


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

        ____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                              41-1592157
(Jurisdiction of incorporation or                              (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                           55479
(Address of principal executive offices)                         (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                  GMACM REVOLVING HOME EQUITY LOAN TRUST 1998-2
               (Exact name of obligor as specified in its charter)

DELAWARE                                                         PENDING
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

C/O NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
11000 BROKEN LAND PARKWAY
COLUMBIA, MARYLAND                                               21044
(Address of principal executive offices)                         (Zip code)

                          -----------------------------
                  GMACM REVOLVING HOME EQUITY LOAN TRUST 1998-2
                       HOME EQUITY LOAN-BACKED TERM NOTES
                 HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES
                       (Title of the indenture securities)

================================================================================


Item 1. General Information. Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

        (b)     Whether it is authorized to exercise corporate trust powers.

                The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.     List below all exhibits  filed as a part of this
                                Statement   of    Eligibility.    Norwest   Bank
                                incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.   A copy of the  Articles  of  Association  of the
                                trustee now in effect.*

         Exhibit 2.        a.   A copy of the  certificate  of  authority of the
                                trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                                Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c.   A  copy  of  the   certificate   of  the  Acting
                                Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4. Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.             Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.             Not applicable.

         Exhibit 9.             Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 25th day of September 1998.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ Amy Wahl
                                            ________________________
                                            Amy Wahl
                                            Assistant Vice President



                                    EXHIBIT 6

September 25, 1998

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ Amy Wahl
                                            ________________________
                                            Amy Wahl

                                            Assistant Vice President